GOLDMAN SACHS TRUST II

Active Equity Multi-Manager Funds

Multi-Manager U.S. Dynamic Equity Fund

(the “Fund”)

Supplement dated August 20, 2020 to the

Prospectus dated February 28, 2020, as supplemented to date

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Artisan Partners Limited Partnership will now serve as an Underlying Manager of the Multi-Manager U.S. Dynamic Equity Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third paragraph in the “Multi-Manager U.S. Dynamic Equity Fund—Summary—Portfolio Management” section of the Prospectus:

As of the date of the Prospectus, Artisan Partners Limited Partnership (“Artisan Partners”), Lazard Asset Management LLC (“Lazard”), Sirios Capital Management, L.P. (“Sirios”), Smead Capital Management, Inc. (“Smead”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager U.S. Dynamic Equity Fund” section of the Prospectus:

Artisan Partners Limited Partnership

Artisan Partners Limited Partnership (“Artisan Partners”), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, an investment adviser registered with the SEC, employs various actively managed investment strategies across a wide spectrum of market capitalizations, regions, and investment styles. As of December 31, 2019, Artisan Partners had approximately $121 billion in assets under management. With respect to the Fund, the firm manages an allocation of predominately U.S. securities.

The following is added at the end of the fourth paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for Artisan Partners will be available in the Funds’ annual report for the period ended October 31, 2020.

This Supplement should be retained with your Prospectus for future reference.

MMGRFDSUMSTK 08-20